Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT AND SIXTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into April 28, 2017 , to be effective as of March 31, 2017 (the “Effective Date”), by and among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), FLOTEK CHEMISTRY, LLC, a limited liability company organized under the laws of the State of Oklahoma (“Flotek Chemistry”), CESI MANUFACTURING, LLC, a limited liability company organized under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”), FLORIDA CHEMICAL COMPANY, INC., a corporation organized under the laws of the State of Delaware (“Florida Chemical”), SITELARK LLC, a limited liability company organized under the laws of the State of Texas (“Sitelark”), FLOTEK ECUADOR MANAGEMENT LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Management”), FLOTEK ECUADOR INVESTMENTS LLC, a limited liability company organized under the laws of the State of Texas (“Ecuador Investments”), FLOTEK EXPORT, INC., a corporation organized under the laws of the State of Texas (“Export”), ECLIPSE IOR SERVICES, LLC, a limited liability company organized under the laws of the State of Texas (“EOGA”), FRACMAX ANALYTICS, LLC, a limited liability company organized under the laws of the State of Texas (“Fracmax”), FC PRO, LLC, a limited liability company organized under the laws of the State of Delaware (“FC PRO”), FLOTEK HYDRALIFT, INC., a corporation organized under the laws of the State of Texas (“Hydralift”; and together with Holdings, Flotek Chemistry, CESI Manufacturing, MTI, Teledrift, Turbeco, USA Petrovalve, Florida Chemical, Sitelark, Ecuador Management, Ecuador Investments, Export, EOGA, Fracmax and FC PRO, collectively, the “Borrowers” and each individually, a “Borrower”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and each individually a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender and as agent for Lenders (in such capacity, “Agent”).

PRELIMINARY STATEMENTS

Borrowers, Lenders and Agent are parties to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated May 10, 2013, as amended by that certain First Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 31, 2013, that certain Second Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 5, 2014, that certain Third Amendment to Amended and Restated Revolving Credit, Term Loan and Security

Agreement, dated as of June 19, 2015, that certain Fourth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of July 21, 2015, that certain Fifth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 2016 and that certain Sixth Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of November 2, 2016 (as it may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and

B.    Borrowers have requested that Agent and the Lenders make certain amendments to the Credit Agreement; and

C.    Subject to the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and the Lenders are willing to make certain amendments to the Credit Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01    Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

2.01    Amendment to Section 1.2 – Amended Definitions. Effective as of the Effective Date, the definitions of “Adjusted EBITDA”, “CapEx Trigger Period” and “Permitted Business-Line Disposition” set forth in Section 1.2 are hereby deleted in their entirety and replaced with the following:

“Adjusted EBITDA” shall mean for any period the sum of (a) net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for such period (excluding extraordinary gains), plus (b) all interest expense of Holdings and its Subsidiaries on a consolidated basis for such period, plus (c) all charges against income of Holdings and its Subsidiaries for such period for federal, state and local taxes plus (d) depreciation expenses for such period, plus (e) amortization expenses for such period, plus (f) non-cash income reduction adjustments derived from or related to stock-based compensation, plus (g) charges related to the write-down or impairment of foreign Receivables of the production technologies business line, Inventory and fixed assets for such period (up to a maximum amount of $44,435,000 for the fiscal year ending December 31, 2016), and, for the purposes of the calculation of Excess Cash Flow, all charges related to the write-down or impairment of Inventory and fixed assets (without limitation) for such period, plus (h) up to $2,000,000 severance costs related to any Permitted Business-Line Disposition and actually incurred or expense within ninety (90) days of any such Permitted Business-Line Disposition, plus (i) transaction costs and expenses related to the negotiation and execution of the Sixth Amendment and actually incurred or expensed within ninety (90) days of the Sixth Amendment Effective Date, plus (j) the loss from discontinued operations of the drilling technologies and production technologies businesses of the Borrowers.

“CapEx Trigger Period” shall mean (x) for the month-end of April, May and June 2017, the period (i) commencing on the date that Borrowers’ Undrawn Availability is less than $10,000,000 and (ii) ending on the date that Borrowers’ Undrawn Availability is greater than $25,000,000 for six consecutive months (measured at month end for purposes of these clauses (i) and (ii)) and (y) for all months other than April, May and June 2017, the period (i) commencing on the date that Borrowers’ Undrawn Availability is less than $15,000,000 and (ii) ending on the date that Borrowers’ Undrawn Availability is greater than $25,000,000 for six consecutive months (measured at month end for purposes of these clauses (i) and (ii)).

“Permitted Business-Line Disposition” shall mean the disposition of either the drilling technologies and/or production technologies business lines of the Borrowers so long as: (i) such disposition has been disclosed to Agent in writing no less than fifteen (15) days prior to such disposition, (ii) such disposition occurs on an arm’s-length basis, on terms and conditions and for a sale price acceptable to Agent in its Permitted Discretion and in any event on terms, conditions and for a sale’s price no less favorable that which would have been obtainable from a Person other than an Affiliate of any Borrower and (iii) the net cash proceeds of any such disposition are applied pursuant to Section 2.20(a); provided however, if the disposition contemplated herein is not completed within ninety (90) days of the Seventh Amendment Effective Date, Borrowers shall grant to Agent a Lien in the following real property, pursuant to a Mortgage acceptable to Agent in its Permitted Discretion: (i) 3502 SW Loop, Carthage, Texas 75633; (ii) 1377 East 1500 South - BLDG #1, Vernal, Utah 84078; (iii) 1299 East 1500 South - BLDG #2, Vernal, Utah 84078; (iv) 1357 East 1500 South - BLDG #2, Vernal, Utah 84078 (v) 105 Pasture Dr., Evanston, Wyoming 82038; (vi) 103 & 107 Pasture Dr., Evanston, WY 82038 (vii) 101 Pasture Dr., Evanston, Wyoming 82038; (viii) 11316 County Rd 128 W, Midland, Texas 79711; (ix) 11317 County Rd 128 W, Midland, Texas 79711; (x) 1435 Derrick St., Robstown, Texas 78380; (xi) 1540 Business Circle, Gillette, Wyoming 82716-1402.

2.02    Amendment to Section 1.2 – New Definitions. Effective as of the Effective Date, the following new definitions of “Seventh Amendment” and “Seventh Amendment Effective Date” shall be added to Section 1.2 in the proper alphabetic order:

“Seventh Amendment” shall mean that certain Seventh Amendment to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of the Seventh Amendment Effective Date, by and among, Borrowers, Agent and Lender.

“Seventh Amendment Effective Date” shall mean March 31, 2017.

2.03    Amendment to Section 7.1. Effective as of the Effective Date, Section 7.1(b) is hereby deleted in its entirety and replaced with the following:

(b)    Sell, lease, transfer or otherwise dispose of any of its properties or assets, except (i) (a) the sale of Inventory in the Ordinary Course of Business and (b) the disposition or transfer of obsolete and worn-out equipment in the Ordinary Course of Business during any fiscal year having an aggregate fair market value of not more than $1,000,000 and only to the extent that (x) the proceeds of any such disposition are used to acquire replacement equipment which is subject to Agent’s first priority security interest or (y) the proceeds of which are remitted to Agent to be applied pursuant to Section 2.20, (ii) transfers among Guarantors and any transfer from a Guarantor to a Borrower, (iii) transfers among Borrowers, (iv) the sale of all assets of or all Equity Interests in the Inactive Subsidiaries, (v) any other sales or dispositions expressly permitted by this Agreement, and (vi) Permitted Business-Line Disposition.

2.04    Amendment to Section 7.6. Effective as of the Effective Date, Section 7.6 is hereby amended and restated in its entirety to read as follows:

7.6.    Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year (x) for April, May and June 2017, in an aggregate amount in excess of (i) $20,000,000, so long as Undrawn Availability is equal to or greater than $10,000,000 for each month during such fiscal year, measured at the end of each month, or (ii) $15,000,000, in the event that Undrawn Availability is less than $10,000,000, measured at the end of each month and (y) for all months other than April, May and June 2017, in an aggregate amount in excess of (i) $20,000,000, so long as Undrawn Availability is equal to or greater than $15,000,000 for each month during such fiscal year, measured at the end of each month, or (ii) $15,000,000, in the event that Undrawn Availability is less than $15,000,000, measured at the end of each month. For purposes of this Section 7.6, the amount of “lost in hole” revenue of Borrowers shall be subtracted from the amounts deemed or paid for Capital Expenditures.

2.05    Amendment to Section 9.16. Effective as of the Effective Date, Section 9.16 is hereby deleted in its entirety and replaced with the following:

“9.16.    Additional Documents. Execute and deliver to Agent, upon request, such documents and agreements as Agent may, from time to time, reasonably request to carry out the purposes, terms or conditions of this Agreement, including the actions described in the definition of Permitted Business-Line Disposition.”

2.06    Amendment to Sixth Amendment. Effective as of the Effective Date, Section 3.02(b) of the Sixth Amendment is hereby deleted in its entirety and replaced with the following:

“(b) within thirty (30) days of the date hereof, or additional period as Agent may permit it is sole discretion, the following entities shall expressly join the Credit Agreement as borrowers and become jointly and severally liable for the obligations of Borrowers thereunder, under the Notes, and under any other agreement between any Borrower, Agent and/or Lenders: (i) Flotek Technologies ULC; (ii) International Polymerics, LLC; and (iii) IPI Logistics, Inc.”

ARTICLE III

CONDITIONS PRECEDENT

3.01    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Agent:

(a)    Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel:

(i)    this Amendment duly executed by each Borrower;

(ii)    [reserved];

(iv)    all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby; and

(v)    all other fees, costs and expenses owed to or incurred by Agent and Lenders arising in connection with the Credit Agreement, the Other Documents, or this Amendment.

(b)    The representations and warranties contained herein and in the Credit Agreement and the Other Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof; and

(c)    No Default or Event of Default shall have occurred and be continuing.

3.02    No Waiver. Nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement (as amended hereby), the Other Documents, this Amendment, or of any other contract or instrument between any Borrower and Agent or any Lender, and the failure of Agent or any Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent and each Lender hereby reserve all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any Borrower, Lenders and Agent.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND OTHER

AGREEMENTS

4.01    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower and Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.02    Representations and Warranties with respect to Other Documents. Each Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the Articles or Certificate of Incorporation or By-Laws or the Certificate of Formation or Operating Agreement of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.01    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

5.02    Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.03    Expenses of Agent. Each Borrower jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of Agent’s legal counsel.

5.04    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

5.06    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07    Effect of Waiver. No consent or waiver, express or implied, by Lenders or Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.08    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.09    Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.10    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND AGENT.

5.11    Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS AND AGENT. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS AND AGENT TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

5.12    Guarantors Consent, Ratification and Release. Each of the undersigned Guarantors hereby consents to the terms of this Amendment, confirms and ratifies the terms of that certain Guaranty dated as of May 10, 2013 (the “FTK Guaranty”) executed by each of the undersigned in favor of Agent and the other Lenders. Each of the undersigned Guarantors acknowledges that its Guaranty is in full force and effect and ratifies the same, acknowledges that such undersigned has no defense, counterclaim, set-off or any other claim to diminish such undersigned’s liability under such documents, that such undersigned’s consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by any such undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the Other Documents. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT AND THIS CONSENT ARE EXECUTED, WHICH EACH SUCH UNDERSIGNED MAY NOW OR

HEREAFTER HAVE AGAINST AGENT, DOCUMENTATION AGENT OR ANY LENDER, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE REVOLVING CREDIT AND SECURITY AGREEMENT, AS AMENDED BY THIS AMENDMENT, OR THE OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT AND THIS CONSENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the Effective Date.

BORROWERS:

FLOTEK INDUSTRIES, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK CHEMISTRY, LLC an Oklahoma limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

CESI MANUFACTURING, LLC, an Oklahoma limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

MATERIAL TRANSLOGISTICS, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

TELEDRIFT COMPANY, a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

TURBECO, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

USA PETROVALVE, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLORIDA CHEMICAL COMPANY, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

SITELARK LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

FLOTEK ECUADOR MANAGEMENT LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK ECUADOR INVESTMENTS LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK EXPORT, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK HYDRALIFT, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FRACMAX ANALYTICS, LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FC PRO, LLC, a Delaware limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

ECLIPSE IOR SERVICES, LLC, a Texas limited liability company

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO

GUARANTORS:

FLOTEK PAYMASTER, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLOTEK INTERNATIONAL, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anita Puligandla
Name:	Anita Puligandla
Title:	Vice President

PNC Bank, National Association
2100 Ross Avenue, Suite 1850
Dallas, Texas 75201
Attention: Relationship Manager (Flotek)
Telephone: (214) 871-1256
Facsimile: (214) 871-2015

Revolving Commitment Percentage: 100%
Revolving Commitment Amount $55,000,000

Term Loan Commitment Percentage: 100%
Term Loan Commitment Amount $10,000,000